Exhibit 99.1

Driven Brands Holdings Inc. Reports Second Quarter

2024 Results

—14th consecutive quarter of same store sales growth—

—Take 5 Oil Change delivers 19% year-over-year unit growth and 6% same-store sales growth—

—Net Income of $30 million and Adjusted EBITDA of $152 million—

—CFO Appointment Announced—

Charlotte, N.C. (August 1, 2024) - Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or the “Company”) today reported financial results for the second quarter ending June 29, 2024.

For the second quarter, Driven Brands delivered revenue of $612 million, up 1% versus the prior year. System-wide sales were $1.7 billion, up 1% versus the prior year primarily driven by 0.5% same store sales growth and 115 net new units.

Net Income was $30.2 million or $0.18 per diluted share versus $37.7 million or $0.22 per diluted share in the prior year. Adjusted Net Income1 was $58.0 million or $0.35 per diluted share versus $45.7 million or $0.27 per diluted share in the prior year. Adjusted EBITDA1 was $152.2 million, up 4% versus the prior year.

“We are proud to report that the Driven platform delivered its 14th straight quarter of same store sales growth. Take 5 Oil Change led the charge once again this quarter, with revenue growth of 16% underpinned by 6% same store sales growth and 19% year-over-year unit growth,” said Jonathan Fitzpatrick, President and Chief Executive Officer.

“We are pleased with our first half performance, driven by our essential non-discretionary businesses. Looking ahead, our key priorities remain continuing to achieve strong financial results, reducing debt with free cash flow, and actively managing our portfolio,” Fitzpatrick concluded.

Second Quarter 2024 Key Performance Indicators by Segment

	System-wide Sales (in millions)	Store Count	Same-Store Sales	Revenue (in millions)	Segment Adjusted EBITDA (in millions)
Maintenance	$535.4	1,853	4.3%	$277.9	$102.9
Car Wash	155.5	1,108	(4.1)%	156.9	33.8
Paint, Collision & Glass	862.2	1,887	(0.5)%	112.0	35.2
Platform Services	115.8	205	N/A	61.2	25.3
Corporate / Other	N/A	N/A	N/A	3.5

Total	$1,668.8	5,053	0.5%	$611.6

Capital and Liquidity

The Company ended the second quarter with total liquidity of $316.1 million consisting of $148.8 million in cash and cash equivalents and $167.3 million of undrawn capacity on its variable funding securitization senior notes and revolving credit facility. This did not include the additional $135.0 million Series 2022 Class A-1 Notes that expand the Company’s variable funding note borrowing capacity if the Company elects to exercise them, assuming certain conditions continue to be met.

On July 29, 2024, the Company closed an offering by certain of its subsidiaries for $275.0 million in Series 2024 Class A-2 senior notes and $400.0 million in variable funding securitization senior notes, which were undrawn at closing. The 2024 variable funding notes replaced the $115.0 million Series 2019-3 variable funding notes, increasing total liquidity and undrawn capacity by $285.0 million.

Michael Diamond Appointed as Chief Financial Officer of Driven Brands Holdings Inc.

In a separate release today, the Company announced that it appointed Michael Diamond as the Chief Financial Officer (CFO), effective August 9, 2024. Mr. Diamond joins the Company from The Michaels Companies where he served as the CFO since 2020. He has extensive financial and multi-unit retail experience. Joel Arnao, who has served as interim CFO since May 2024, will remain with the Company and continue in his role as Senior Vice President, FP&A, Investor Relations, and Treasury.

Fiscal Year 2024 Outlook

The Company updates its financial outlook for fiscal year 2024:

	Original Outlook	Current Range Expectations
Revenue	~$2.35 - $2.45 billion	Low-end
Adjusted EBITDA[1]	~$535 - $565 million	Mid - to High-end
Adjusted EPS[1]	~$0.88 - $1.00	High-end

The Company also expects:

•	Same-store sales growth of 1% to 3% from the original outlook of 3% to 5%

•	Net store growth of approximately 205 to 220 consistent with the original outlook

Note: The Company has not included potential future M&A in its outlook for fiscal year 2024.

[1]

Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. See “Reconciliation of Non-GAAP Financial Measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures. Forward-looking estimates of Adjusted EBITDA and Adjusted EPS are made in a manner consistent with the relevant definitions and assumptions noted herein.

Conference Call

Driven Brands will host a conference call to discuss second quarter 2024 results today, Thursday, August 1, 2024, at 8:30 a.m. ET. The call will be available by webcast and can be accessed by visiting Driven Brands’ Investor Relations website at investors.drivenbrands.com. A replay of the call will be available for at least three months.

About Driven Brands

Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive needs, including paint, collision, glass, vehicle repair, oil change, maintenance and car wash. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Take 5 Car Wash®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, Auto Glass Now®, and CARSTAR®. Driven Brands has more than 5,000 locations across 13 countries, and services approximately 70 million vehicles annually. Driven Brands’ network generates approximately $2.3 billion in annual revenue from approximately $6.4 billion in system-wide sales.

Disclosure Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this Press Release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, trends, plans, objectives of management, impact of accounting standards and outlook, impairments, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) our strategy, outlook and growth prospects; (ii) our operational and financial targets and dividend policy; (iii) general economic trends and trends in the industry and markets; (iv) the risks and costs associated with the integration of, and our ability to integrate, our stores and business units successfully; (v) the proper application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (vi) the competitive environment in which we operate. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Contacts

Shareholder/Analyst inquiries:

Dawn Francfort

ICR, Inc.

investors@drivenbrands.com

(203) 682-8200

Media inquiries:

Taylor Blanchard

taylor.blanchard@drivenbrands.com

(704) 644-8129

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
(in thousands, except per share amounts)	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net Revenue:
Franchise royalties and fees	$50,029	$49,805	$95,074	$93,320
Company-operated store sales	394,681	394,578	769,137	770,644
Independently-operated store sales	60,280	61,533	113,327	114,065
Advertising contributions	24,911	24,749	48,981	46,426
Supply and other revenue	81,665	76,186	157,273	144,863

Total net revenue	611,566	606,851	1,183,792	1,169,318

Operating Expenses:
Company-operated store expenses	254,174	257,040	496,227	500,449
Independently-operated store expenses	31,956	31,958	61,311	61,322
Advertising expenses	24,911	24,749	48,981	46,426
Supply and other expenses	40,554	42,106	76,770	79,372
Selling, general, and administrative expenses	121,123	96,815	237,525	209,143
Acquisition related costs	271	3,750	2,065	5,597
Store opening costs	940	1,377	2,203	2,402
Depreciation and amortization	44,633	45,419	87,862	83,617
Asset impairment charges and lease terminations	12,497	6,044	31,823	6,211

Total operating expenses	531,059	509,258	1,044,767	994,539

Operating income	80,507	97,593	139,025	174,779

Other expenses, net:
Interest expense, net	31,796	40,871	75,568	79,012
Foreign currency transaction loss (gain), net	681	(1,302)	5,002	(2,977)

Other expense, net	32,477	39,569	80,570	76,035

Income before taxes	48,030	58,024	58,455	98,744
Income tax expense	17,871	20,275	24,035	31,246

Net income	30,159	37,749	34,420	67,498

Earnings per share:
Basic	$0.18	$0.23	$0.21	$0.41
Diluted	$0.18	$0.22	$0.21	$0.40
Weighted average shares outstanding
Basic	159,795	162,911	159,713	162,848
Diluted	160,765	166,888	160,683	166,882

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share amounts)	June 29, 2024	December 30, 2023
Assets
Current assets:
Cash and cash equivalents	$148,814	$176,522
Restricted cash	4,414	657
Accounts and notes receivable, net	195,327	151,259
Inventory	70,527	83,171
Prepaid and other assets	44,426	46,714
Income tax receivable	13,893	15,928
Assets held for sale	237,183	301,229
Advertising fund assets, restricted	43,039	45,627

Total current assets	757,623	821,107
Other assets	103,746	56,565
Property and equipment, net	1,422,961	1,438,496
Operating lease right-of-use assets	1,378,264	1,389,316
Deferred commissions	6,740	6,312
Intangibles, net	721,691	739,402
Goodwill	1,431,555	1,455,946
Deferred tax assets	3,627	3,660

Total assets	$5,826,207	$5,910,804

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$72,118	$67,526
Accrued expenses and other liabilities	236,586	242,171
Income tax payable	2,053	5,404
Current portion of long-term debt	33,332	32,673
Income tax receivable liability	—	56,001
Advertising fund liabilities	15,115	23,392

Total current liabilities	359,204	427,167
Long-term debt	2,855,823	2,910,812
Deferred tax liabilities	157,271	154,742
Operating lease liabilities	1,317,342	1,332,519
Income tax receivable liability	133,623	117,915
Deferred revenue	31,472	30,507
Long-term accrued expenses and other liabilities	28,682	30,419

Total liabilities	4,883,417	5,004,081

Preferred Stock $0.01 par value; 100,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 900,000,000 shares authorized: and 164,082,430 and 163,965,231 shares outstanding; respectively	1,641	1,640
Additional paid-in capital	1,674,766	1,652,401
Accumulated deficit	(675,667)	(710,087)
Accumulated other comprehensive loss	(57,950)	(37,875)

Total shareholders’ equity attributable to Driven Brands Holdings Inc.	942,790	906,079

Non-controlling interests	—	644

Total shareholders’ equity	942,790	906,723

Total liabilities and shareholders’ equity	$5,826,207	$5,910,804

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)	Six Months Ended
	June 29, 2024	July 1, 2023
Net income	$34,420	$67,498
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	87,862	83,617
Equity-based compensation expense	22,843	7,049
Loss (gain) on foreign denominated transactions	9,923	(1,723)
Gain on foreign currency derivatives	(4,921)	(1,254)
Gain on sale and disposal of businesses, fixed assets, and sale-leaseback transactions	(16,359)	(12,230)
Reclassification of interest rate hedge to income	(1,044)	(1,039)
Bad debt expense	1,738	602
Asset impairment costs	31,823	6,211
Amortization of deferred financing costs and bond discounts	4,933	4,343
Amortization of cloud computing	2,414	—
Provision for deferred income taxes	5,036	18,812
Other, net	7,322	9,641
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable, net	(47,245)	(30,373)
Inventory	11,310	(11,108)
Prepaid and other assets	7,986	(7,894)
Advertising fund assets and liabilities, restricted	(12,220)	(8,768)
Other Assets	(47,699)	(25,456)
Deferred commissions	(428)	330
Deferred revenue	971	1,585
Accounts payable	3,968	16,231
Accrued expenses and other liabilities	8,022	(1,171)
Income tax receivable	(3,431)	(320)

Cash provided by operating activities	107,224	114,583

Cash flows from investing activities:
Capital expenditures	(155,920)	(320,071)
Cash used in business acquisitions, net of cash acquired	(2,759)	(44,868)
Proceeds from sale-leaseback transactions	11,808	143,622
Proceeds from sale or disposal of businesses and fixed assets	112,845	217

Cash used in investing activities	(34,026)	(221,100)

Cash flows from financing activities:
Payment of debt extinguishment and issuance costs	(871)	—
Repayment of long-term debt	(34,005)	(13,961)
Proceeds from revolving lines of credit and short-term debt	46,000	230,000
Repayments of revolving lines of credit and short-term debt	(71,000)	(120,000)
Payment of Tax Receivable Agreement	(38,362)	—
Repayment of principal portion of finance lease liability	(2,199)	(1,889)
Purchase of common stock	(2)	(716)
Tax obligations for share-based compensation	(980)	—
Stock option exercises	—	1,758
Acquisition of non-controlling interest	(644)	—
Other, net	—	(64)

Cash (used in) provided by financing activities	(102,063)	95,128

Effect of exchange rate changes on cash	(1,615)	2,087

Net change in cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted	(30,480)	(9,302)

Cash and cash equivalents, beginning of period	176,522	227,110
Cash included in advertising fund assets, restricted, beginning of period	38,537	32,871
Restricted cash, beginning of period	657	792

Cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted, beginning of period	215,716	260,773

Cash and cash equivalents, end of period	148,814	212,123
Cash included in advertising fund assets, restricted, end of period	32,008	38,691
Restricted cash, end of period	4,414	657

Cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted, end of period	$185,236	$251,471

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this earnings release to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The non-GAAP financial measures in this earnings release may differ from similarly titled measures used by other companies.

Non-GAAP Financial Measures in Outlook

Driven Brands includes Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (“Adjusted EBITDA”) and Adjusted Earnings per Share (“Adjusted EPS”) in the Company’s Fiscal Year 2024 Outlook. Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures and have not been reconciled to the most comparable GAAP financial measures because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an outlook for the comparable GAAP measures. Forward-looking estimates of Adjusted EBITDA and Adjusted EPS are made in a manner consistent with the relevant definitions and assumptions noted herein and in our filings with the SEC.

Adjusted Net Income and Adjusted Earnings Per Share

Adjusted Net Income and Adjusted EPS are considered non-GAAP financial measures under the SEC’s rules because they exclude certain amounts included in the net income attributable to Driven Brands common stockholders and diluted earnings per share attributable to Driven Brands common stockholders calculated in accordance with GAAP. Management believes that Adjusted Net Income and Adjusted EPS are meaningful measures to share with investors because they facilitate comparison of the current period performance with that of the comparable prior period. In addition, Adjusted Net Income and Adjusted EPS afford investors a view of what management considers to be Driven Brands’ core earnings performance as well as the ability to make a more informed assessment of such earnings performance with that of the prior period.

The tables below reflect the calculation of Adjusted Net Income and Adjusted Earnings Per Share for the three and six months ended June 29, 2024, compared to the three and six months ended July 1, 2023.

Net Income to Adjusted Net Income and Adjusted Earnings Per Share (Unaudited)

	Three Months Ended		Six Months Ended
(in thousands, except per share data)	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net income	$30,159	$37,749	$34,420	$67,498
Acquisition related costs(a)	271	3,750	2,065	5,597
Non-core items and project costs, net(b)	5,126	2,803	9,837	4,627
Cloud computing amortization(c)	1,069	—	2,414	—
Equity-based compensation expense(d)	10,982	4,485	22,843	7,049
Foreign currency transaction loss (gain), net(e)	681	(1,302)	5,002	(2,977)
Asset sale leaseback (gain) loss, impairment and closed store expenses(f)	9,630	(7,680)	19,190	(5,836)
Amortization related to acquired intangible assets(g)	6,528	8,276	13,548	14,312
Valuation allowance for deferred tax asset(h)	121	—	1,255	—

Adjusted net income before tax impact of adjustments	64,567	48,081	110,574	90,270
Tax impact of adjustments(i)	(6,558)	(2,378)	(14,443)	(5,463)

Adjusted net income	58,009	45,703	96,131	84,807

Earnings per share
Basic	$0.18	$0.23	$0.21	$0.41
Diluted	$0.18	$0.22	$0.21	$0.40
Adjusted earnings per share(1)
Basic	$0.36	$0.27	$0.59	$0.51
Diluted	$0.35	$0.27	$0.59	$0.50
Weighted average shares outstanding
Basic	159,795	162,911	159,713	162,848
Diluted	160,765	166,888	160,683	166,882

(1)

Adjusted Earnings Per Share is calculated under the two-class method. Under the two-class method, adjusted earnings per share is calculated using adjusted net income attributable to common shares, which is derived by reducing adjusted net income by the amount attributable to participating securities. Adjusted Net Income attributable to participating securities used in the basic earnings per share calculation was $1 million and $2 million for the three and six months ended June 29, 2024, respectively. Adjusted Net Income attributable to participating securities used in the diluted earnings per share calculations was $1 million and $2 million for the three and six months ended July 1, 2023.

Adjusted EBITDA

Adjusted EBITDA is considered a non-GAAP financial measure under the Securities and Exchange Commission’s (“SEC”) rules because it excludes certain amounts included in net income calculated in accordance with GAAP. Management believes that Adjusted EBITDA is a meaningful measure to share with investors because it facilitates comparison of the current period performance with that of the comparable prior period. In addition, Adjusted EBITDA affords investors a view of what management considers to be Driven Brand’s core operating performance as well as the ability to make a more informed assessment of such operating performance as compared with that of the prior period.

Please see the company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 28, 2024, for additional information on Adjusted EBITDA. The tables below reflect the calculation of Adjusted EBITDA for the three and six months ended June 29, 2024, compared to the three and six months ended July 1, 2023.

Net Income to Adjusted EBITDA Reconciliation (Unaudited)

	Three Months Ended		Six Months Ended
(in thousands)	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net income	$30,159	$37,749	$34,420	$67,498
Income tax expense	17,871	20,275	24,035	31,246
Interest expense, net	31,796	40,871	75,568	79,012
Depreciation and amortization	44,633	45,419	87,862	83,617

EBITDA	124,459	144,314	221,885	261,373

Acquisition related costs(a)	271	3,750	2,065	5,597
Non-core items and project costs, net(b)	5,126	2,803	9,837	4,627
Cloud computing amortization(c)	1,069	—	2,414	—
Equity-based compensation expense(d)	10,982	4,485	22,843	7,049
Foreign currency transaction loss (gain), net(e)	681	(1,302)	5,002	(2,977)
Asset sale leaseback (gain) loss, impairment and closed store expenses(f)	9,630	(7,680)	19,190	(5,836)

Adjusted EBITDA	$152,218	$146,370	$283,236	$269,833

Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings Per Share Footnotes

(a)

Consists of acquisition costs as reflected within the unaudited consolidated statements of operations, including legal, consulting and other fees, and expenses incurred in connection with acquisitions completed during the applicable period, as well as inventory rationalization expenses incurred in connection with acquisitions. We expect to incur similar costs in connection with other acquisitions in the future and, under U.S. GAAP, such costs relating to acquisitions are expensed as incurred and not capitalized.

(b)

Consists of discrete items and project costs, including third party consulting and professional fees associated with strategic transformation initiatives as well as non-recurring payroll-related costs.

(c)	Includes non-cash amortization expenses relating to cloud computing arrangements.

(d)	Represents non-cash equity-based compensation expense.

(e)

Represents foreign currency transaction (gains) losses, net that primarily related to the remeasurement of our intercompany loans as well as gains and losses on cross currency swaps and forward contracts.

(f)

Relates to (gains) losses, net on sale leasebacks, impairment of certain fixed assets and operating lease right-of-use assets related to closed and underperforming locations, assets held for sale, and lease exit costs and other costs associated with stores that were closed prior to the respective lease termination dates.

(g)	Consists of amortization related to acquired intangible assets as reflected within depreciation and amortization in the unaudited consolidated statement of operations.

(h)	Represents valuation allowances on income tax carryforwards in certain domestic jurisdictions that are not more likely than not to be realized.

(i)

Represents the tax impact of adjustments associated with the reconciling items between net income and Adjusted Net Income, excluding the provision for uncertain tax positions. To determine the tax impact of the deductible reconciling items, we utilized statutory income tax rates ranging from 9% to 36% depending upon the tax attributes of each adjustment and the applicable jurisdiction.

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND SEGMENT ADJUSTED EBITDA RECONCILIATION (UNAUDITED)

	Three Months Ended		Six Months Ended
(in thousands)	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Segment Adjusted EBITDA:
Maintenance	$102,935	$84,812	$194,371	$157,045
Car Wash	33,772	39,761	62,906	80,809
Paint, Collision & Glass	35,172	41,057	65,992	76,507
Platform Services	25,311	22,519	45,182	39,527
Corporate and other	(44,032)	(40,402)	(83,012)	(81,653)
Store opening costs	(940)	(1,377)	(2,203)	(2,402)

Adjusted EBITDA	$152,218	$146,370	$283,236	$269,833

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

ADDITIONAL INFORMATION ON KEY PERFORMANCE INDICATORS (UNAUDITED)

	Three Months Ended June 29, 2024
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$304,563	$—	$794,633	$114,649	$1,213,845
Company-operated stores	230,809	95,211	67,523	1,138	394,681
Independently operated stores	—	60,280	—	—	60,280

Total System-wide Sales	$535,372	$155,491	$862,156	$115,787	$1,668,806

Store Count (in whole numbers)
Franchise stores	1,177	—	1,654	204	3,035
Company-operated stores	676	388	233	1	1,298
Independently operated stores	—	720	—	—	720

Total Store Count	1,853	1,108	1,887	205	5,053

	Three Months Ended July 1, 2023
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$278,951	$—	$806,420	$117,548	$1,202,919
Company-operated stores	205,673	101,615	86,110	1,180	394,578
Independently operated stores	—	61,533	—	—	61,533

Total System-wide Sales	$484,624	$163,148	$892,530	$118,728	$1,659,030

Store Count (in whole numbers)
Franchise stores	1,084	—	1,657	207	2,948
Company-operated stores	610	415	248	1	1,274
Independently operated stores	—	716	—	—	716

Total Store Count	1,694	1,131	1,905	208	4,938

	Six Months Ended June 29, 2024
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$583,424	$—	$1,614,248	$191,801	$2,389,473
Company-operated stores	451,680	185,438	130,032	1,987	769,137
Independently operated stores	—	113,327	—	—	113,327

Total System-wide Sales	$1,035,104	$298,765	$1,744,280	$193,788	$3,271,937

Store Count (in whole numbers)
Franchise stores	1,177	—	1,654	204	3,035
Company-operated stores	676	388	233	1	1,298
Independently operated stores	—	720	—	—	720

Total Store Count	1,853	1,108	1,887	205	5,053

	Six Months Ended July 1, 2023
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$525,634	$—	$1,544,983	$206,651	$2,277,268
Company-operated stores	400,933	204,061	163,589	$2,061	770,644
Independently operated stores	—	114,065	—	—	114,065

Total System-wide Sales	$926,567	$318,126	$1,708,572	$208,712	$3,161,977

Store Count (in whole numbers)
Franchise stores	1,084	—	1,657	207	2,948
Company-operated stores	610	415	248	1	1,274
Independently operated stores	—	716	—	—	716

Total Store Count	1,694	1,131	1,905	208	4,938